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                                     EXHIBIT 10.7

                     AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
                            THE REGISTRANT AND ARIANNE CO.

                        AGREEMENT AND PLAN OF REORGANIZATION

                                       BETWEEN

                                     ARIANNE CO.

                                         AND

                               ONE COMMERCE CORPORATION

                                  TABLE OF CONTENTS

   1.     Plan of Reorganization . . . . . . . . . . . . . . . . . . . . .1

   2.     Exchange of Shares . . . . . . . . . . . . . . . . . . . . . . .1

   3.     Pre-Closing events . . . . . . . . . . . . . . . . . . . . . . .2

   4.     Exchange of Securities . . . . . . . . . . . . . . . . . . . . .2

   5.     Other Events Occurring at Closing. . . . . . . . . . . . . . . .2

   6.     Delivery of Shares . . . . . . . . . . . . . . . . . . . . . . .4

   7.     Representations of OCC Stockholders. . . . . . . . . . . . . . .4

   8.     Representations of OCC . . . . . . . . . . . . . . . . . . . . .4

   9.     Representations of ACO and Ryan. . . . . . . . . . . . . . . . .6

  10.     Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

  11.     Conditions Precedent to the Obligations of OCC . . . . . . . . .8

  12.     Conditions Precedent to the Obligations of ACO . . . . . . . . .9

  13.     Indemnification. . . . . . . . . . . . . . . . . . . . . . . . 10

  14.     Nature and Survival of Representations . . . . . . . . . . . . 10

  15.     Documents at Closing . . . . . . . . . . . . . . . . . . . . . 11

  16.     Finder's Fees. . . . . . . . . . . . . . . . . . . . . . . . . 12

  17.     Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . 12

Signature Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Exhibit A - OCC Stockholder Schedule
Exhibit B - Amendment to Articles of Incorporation
Exhibit C - Investment Letter

                                     (i)

                        AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (hereinafter the "Agreement") is entered into effective as of this 17th day of March 1999, by and among Arianne Co., a Nevada corporation (hereinafter "ACO"); Lisa D. Ryan, a shareholder of ACO (hereinafter "Ryan"); One Commerce Corporation, a Texas corporation (hereinafter "OCC"), and the owners of the outstanding shares of common stock of OCC (hereinafter the "OCC Stockholders").

                                      RECITALS:

     WHEREAS, the OCC Stockholders own all of the issued and outstanding common stock of OCC (the "OCC Common Stock"). ACO desires to acquire the OCC Common Stock solely in exchange for voting common stock of ACO, making OCC a wholly-owned subsidiary of ACO; and

     WHEREAS, the OCC Stockholders (as set forth on Exhibit "A" to be delivered on or before Closing) desire to acquire voting common stock of ACO in exchange for the OCC Common Stock, as more fully set forth herein.

     NOW THEREFORE, for the mutual consideration set out herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                      AGREEMENT

     1. PLAN OF REORGANIZATION. It is hereby agreed that the OCC Common Stock shall be acquired by ACO in exchange solely for ACO common voting stock (the "ACO Shares"). It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of OCC shall be acquired by ACO in exchange solely for ACO common voting stock and that this entire transaction qualify as a corporate reorganization under Section 368(a)(1)(B) and/or Section 351 of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder.

     2. EXCHANGE OF SHARES. ACO and OCC Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, the OCC Common Stock shall be delivered at Closing to ACO in exchange for the ACO Shares, after giving effect to a 1.8 for 1 forward stock split (the "ACO Forward Stock Split") as to all presently outstanding shares of ACO common stock, as follows:

     (a) At Closing, ACO shall, subject to the conditions set forth herein, issue an aggregate of 14,545,000 shares of ACO common stock (after giving effect to the ACO Forward Stock Split) for immediate delivery to the OCC Stockholders in exchange for ACO Shares. The 14,545,000 shares shall be inclusive of shares reserved for issuance upon exercise of options granted by ACO to optionholders of OCC at Closing, if any, in exchange for existing OCC options as set forth on Exhibit "A".

     (b) Each OCC Stockholder shall execute this Agreement or a written consent to the exchange of their OCC Common Stock for ACO Shares.

     (c) Unless otherwise agreed by ACO and OCC this transaction shall close only in the event ACO is able to acquire at least 80% of the outstanding OCC Common Stock; however, it is the intent of the parties to have ACO acquire all of the OCC Common Stock.

     3. PRE-CLOSING EVENTS. The Closing is subject to the completion of the following:

     (a) ACO shall have authorized 50,000,000 shares of $.001 par value common stock and at Closing shall amend its Articles of Incorporation to authorize 500,000 shares of $.001 par value preferred stock. The preferred stock shall be subject to issuance in such series and with such rights, preferences and designations as determined in the sole discretion of the board of directors.

     (b) ACO shall have received 4,958,333 shares for cancellation leaving it with 416,666 shares outstanding and shall have then effectuated the ACO Forward Stock Split at or about the Closing, and shall have 750,000 shares of its common stock issued and outstanding and no other shares of capital stock issued or outstanding.

     (c) ACO shall demonstrate to the reasonable satisfaction of OCC that it has no material assets and no liabilities contingent or fixed.

     4. EXCHANGE OF SECURITIES. As of the Closing Date each of the following shall occur:

     (a) All shares of OCC Common Stock issued and outstanding on the Closing Date shall be exchanged for the ACO Shares (up to an aggregate amount of 14,545,000 ACO Shares to be delivered at Closing). All such outstanding shares of OCC Common Stock shall be deemed, after Closing, to be owned by ACO. The holders of such certificates previously evidencing shares of OCC Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of OCC Common Stock except as otherwise provided herein or by law;

     (b) Any shares of OCC Common Stock held in the treasury of OCC immediately prior to the Closing Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

     (c) The 750,000 shares of ACO common stock previously issued and outstanding prior to the Closing, after giving effect to the ACO Forward Split, will remain outstanding.

     5. OTHER EVENTS OCCURRING AT CLOSING. At Closing, the following shall be accomplished:

     (a) ACO shall file an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada in substantially the form attached hereto as Exhibit "B" effecting an amendment to its Articles of Incorporation to reflect (1) a name change, (2) authorize 500,000 shares of preferred stock, and (3) to put of record the ACO Forward Stock Split as set forth in the attached Exhibit "B".

     (b) The resignation of the existing ACO sole officer and director and appointment of new officers and directors as directed by OCC.

     (c) ACO shall have completed a limited offering under Regulation D, Rule 504, as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, of 1,600,000 shares of its common stock at $.50 per share. The gross proceeds of this offering (the "ACO Financing") shall be $800,000, which amount, less agreed upon costs, shall be delivered to the control of new management of ACO at Closing in good funds or shall be represented by the conversion of previous loans to OCC arranged for by Baytree. The ACO Financing shall have been completed in compliance with all applicable state and federal securities laws and the securities sold shall be delivered at Closing to the investors in the ACO Financing. Persons who have loaned money to OCC, if any, up to $800,000, shall be given the opportunity to convert the principal of said loans to the purchase of shares in the limited offering prior to Closing upon the same terms as other investors in the limited offering.

     (d) It is recognized by the parties hereto that OCC entered into an agreement, including all amendments thereto (the "Baytree Agreement") dated March 5, 1999, with Baytree Capital Associates, LLC ("Baytree") wherein
Baytree agreed to identify a public company to be involved in a "reverse merger" with OCC, and that ACO is the public company agreed to by Baytree and OCC. Under said Baytree Agreement, at Closing of the transactions described herein, ACO shall issue 20,000 shares of its common stock (after given effect to the ACO Forward Stock Split) to Baytree. These shares are deemed to be covered by the defined term "ACO Shares" as set forth herein for purposes of all representations and warranties of ACO and the legal opinion given on behalf of ACO herein. Out of the proceeds of the ACO Financing (as further defined herein) there shall be paid at Closing, a non-accountable expense allowance of $10,000 to Baytree and the fees and reasonable disbursements of Acquiror's legal counsel not to exceed $35,000.00 (to be paid from the proceeds of the ACO Financing). Furthermore, ACO recognizes and hereby assumes, at Closing, the obligations of OCC set forth in the Baytree Agreement including the obligation to register shares of its common stock issued to Baytree hereunder at the request of Baytree in accordance with the express terms and conditions of said Baytree Agreement including "Piggyback" registration rights.

     (e) ACO shall issue 85,000 shares of its common stock to H.L. Lanzet, Inc.

     6. DELIVERY OF SHARES. On or as soon as practicable after the Closing Date, OCC will use its best efforts to cause the OCC Stockholders to surrender certificates for cancellation representing their shares of OCC Common Stock, against delivery of certificates representing the ACO Shares for which the shares of OCC Common Stock are to be exchanged at Closing.

     7. REPRESENTATIONS OF OCC STOCKHOLDERS. Each OCC Stockholder hereby represents and warrants each only as to its own OCC Common Stock, effective this date and the Closing Date as follows:

     (a) Except as may be set forth in Exhibit "A", the OCC Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date said OCC Stockholder will have good title and the unqualified right to transfer and dispose of such OCC Common Stock.

     (b) Said OCC Stockholder is the sole owner of the issued and outstanding OCC Common Stock as set forth in Exhibit "A";

     (c) Said OCC Stockholder has no present intent to sell or dispose of the ACO Shares and is not under a binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the ACO Shares.

     8. REPRESENTATIONS OF OCC. OCC hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

     (a) Except as noted on Exhibit "A", the OCC Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially of the issued and outstanding common stock of OCC.

     (b) OCC has no outstanding or authorized capital stock, warrants, options or convertible securities other than as described in the OCC Financial Statements or on Exhibit "A", attached hereto.

     (c) The unaudited financial statements as of and for the periods ended December 31, 1997 and 1998, which have been (or will be prior dissemination of an Information Statement by ACO) delivered to ACO (hereinafter referred to as the "OCC Financial Statements") are complete and accurate and fairly present the financial condition of OCC as of the dates thereof and the results of its operations for the periods covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the OCC Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of OCC as reflected in the OCC Financial Statements. OCC has good title to all assets shown on the OCC Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The OCC Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto) and fairly present the financial position of OCC as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

     (d) Since the date of the OCC Financial Statements, there have not been any material adverse changes in the financial position of OCC except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of OCC.

     (e) OCC is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding not reflected in the OCC Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against OCC.

     (f) OCC is in good standing in its jurisdiction of incorporation, and is in good standing and duly qualified to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would have no material negative impact on OCC.

     (g) OCC has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

     (h) OCC has not materially breached any material agreement to which it is a party. OCC has previously given ACO copies or access thereto of all material contracts, commitments and/or agreements to which OCC is a party including all relationships or dealings with related parties or affiliates.

     (i) OCC has no subsidiary corporations except as described in writing to ACO.

     (j) OCC has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of ACO prior to the Closing Date, during reasonable business hours and on reasonable notice.

     (k) The execution of this Agreement does not materially violate or breach any material agreement or contract to which OCC is a party and has been duly authorized by all appropriate and necessary corporate action under Texas of other applicable law and OCC, to the extent required, has obtained all necessary approvals or consents required by any agreement to which OCC is a party.

     (l) All disclosure information regarding OCC which is to be set forth in disclosure documents of ACO or otherwise delivered to ACO by OCC for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

     9. REPRESENTATIONS OF ACO AND RYAN. ACO, and Ryan to the best of his knowledge, hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Closing Date:

     (a) As of the Closing Date, the ACO Shares, to be issued and delivered to the OCC Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of ACO common stock, fully-paid and nonassessable. ACO shall have completed its forward stock split wherein each holder of ACO Shares shall have received 1.8 shares of the ACO Shares for each one ACO Share previously held. The total number of ACO shares of common stock outstanding shall be 750,000.

     (b) ACO has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of ACO. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which ACO is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to ACO or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or by-laws of ACO.

     (c) ACO has delivered to OCC (or shall deliver prior to Closing) a true and complete copy of its audited financial statements for the years ended December 31, 1996, 1997, and 1998 (the "ACO Financial Statements"). The ACO Financial Statements are complete, accurate and fairly present the financial condition of ACO as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The ACO Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of ACO as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

     (d) Since December 31, 1998, there have not been any material adverse changes in the financial condition of ACO except with regard to disbursements to pay reasonable and ordinary expenses in connection with maintaining its corporate status and pursuing the matters contemplated in this Agreement. Prior to Closing, all accounts payable and other liabilities of ACO shall be paid and satisfied in full and ACO shall have no liabilities either contingent or fixed.

     (e) ACO is not a party to or the subject of any pending litigation, claims, or governmental investigation or proceeding not reflected in the ACO Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of Ryan, threatened or contemplated against or affecting ACO, its management or its properties.

     (f) ACO is duly organized, validly existing and in good standing under the laws of the State of Nevada; has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact on it.

     (g) ACO has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on ACO, and has paid or made adequate provision in the ACO Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. ACO is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

     (h) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of ACO, except as contemplated in this Agreement.

     (i) The corporate financial records, minute books, and other documents and records of ACO have been made available to OCC prior to the Closing and shall be delivered to new management of ACO at Closing.

     (j) ACO has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that ACO has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which ACO is subject. ACO hereby represents that it has no business operations or material assets and it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to OCC all relationships or dealings with related parties or affiliates.

     (k) ACO common stock is currently approved for quotation on the OTC Bulletin Board under the symbol "ARAN" and there are no stop orders in effect with respect thereto.

     (l) All information regarding ACO which has been provided to OCC or otherwise disclosed in connection with the transactions contemplated herein, is true, complete and accurate in all material respects. ACO and Ryan specifically disclaim any responsibility regarding disclosures as to OCC, its business or its financial condition.

     10. CLOSING. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to take place on or about March 30, 1999, but no later than April 6, 1999, unless extended by mutual consent of all parties hereto. The "Closing Date" of the transactions described herein (the "Acquisition"), shall be that date on which all conditions set forth herein have been met and the ACO Shares are issued in exchange for the OCC Common Stock.

     11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF OCC. All obligations of OCC under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

     (a) The representations and warranties by or on behalf of Ryan and ACO contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

     (b) ACO shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

     (c) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of ACO, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

     (d) On or before the Closing Date, ACO shall have delivered to OCC certified copies of resolutions of the board of directors and shareholders of ACO approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable ACO to comply with the terms of this Agreement including the election of OCC's nominees to the Board of Directors of ACO and all matters outlined herein.

     (e) The Acquisition shall be permitted by applicable law and ACO shall have sufficient shares of its capital stock authorized to complete the Acquisition.

     (f) At Closing, the existing sole officer and director of ACO shall have resigned in writing from all positions as director and officer of ACO effective upon the election and appointment of the OCC nominees.

     (g) At the Closing, all instruments and documents delivered to OCC and OCC Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for OCC.

     (h) The shares of restricted ACO capital stock to be issued to OCC Stockholders and in the ACO Financing at Closing will be validly issued, nonassessable and fully-paid under Delaware corporation law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

     (i) OCC and OCC Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

     (j) OCC shall have received all necessary and required approvals and consents from required parties and its shareholders.

     (k)  ACO shall have completed the ACO Financing.

     (l) At the Closing, ACO shall have delivered to OCC an opinion of its counsel dated as of the Closing to the effect that:

          (i) ACO is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

         (ii) This Agreement has been duly authorized, executed and delivered by ACO and is a valid and binding obligation of ACO enforceable in accordance with its terms;

        (iii) ACO through its board of directors and stockholders has taken all corporate action necessary for performance under this Agreement;

         (iv) The documents executed and delivered by ACO to OCC and OCC Stockholders hereunder are valid and binding in accordance with their terms and vest in OCC Stockholders, as the case may be, all right, title and interest in and to the ACO Shares to be issued pursuant to the terms hereof, and the ACO Shares when issued will be duly and validly issued, fully-paid and nonassessable;

          (v) ACO has the corporate power to execute, deliver and perform under this Agreement;

         (vi) Legal counsel for ACO is not aware of any liabilities, claims or lawsuits involving ACO;

     12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACO. All obligations of ACO under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     (a) The representations and warranties by OCC and OCC Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

     (b) OCC shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

     (c) OCC shall deliver on behalf of the OCC Stockholders a letter commonly known as an "Investment Letter," signed by each of said shareholders, in substantially the form attached hereto as Exhibit "C", acknowledging that the ACO Shares are being acquired for investment purposes.

     (d) OCC shall deliver an opinion of its legal counsel to the effect that:

          (i) OCC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material adverse impact on OCC;

          (ii) This Agreement has been duly authorized, executed and delivered by OCC.

          (iii) The documents executed and delivered by OCC and OCC Stockholders to ACO hereunder are valid and binding in accordance with their terms and vest in ACO all right, title and interest in and to the OCC Common Stock, which stock is duly and validly issued, fully-paid and nonassessable.

     13. INDEMNIFICATION. For a period of one year from the Closing, ACO and Ryan agree to jointly and severally indemnify and hold harmless OCC, and OCC agrees to indemnify and hold harmless ACO and Ryan, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

     14. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

     15. DOCUMENTS AT CLOSING. At the Closing, the following documents shall be delivered:

     (a)  OCC will deliver, or will cause to be delivered, to ACO the following:

          (i) a certificate executed by the President and Secretary of OCC to the effect that all representations and warranties made by OCC under this Agreement are true and correct as of the Closing, the same as though originally given to ACO on said date;

          (ii) a certificate from the jurisdiction of incorporation of OCC dated at or about the Closing to the effect that OCC is in good standing under the laws of said jurisdiction;

          (iii) Investment Letters in the form attached hereto as Exhibit "C" executed by each OCC Stockholder;

          (iv) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

          (v) certified copies of resolutions adopted by the shareholders and directors of OCC authorizing this transaction; and

          (vi) all other items, the delivery of which is a condition precedent to the obligations of ACO as set forth herein.

          (vii)  the legal opinion required by Section 12(d) hereof.

     (b)  ACO will deliver or cause to be delivered to OCC:

          (i) stock certificates representing the ACO Shares to be issued as a part of the stock exchange as described herein;

         (ii) a certificate of the President of ACO, to the effect that all representations and warranties of ACO made under this Agreement are true and correct as of the Closing, the same as though originally given to OCC on said date;

        (iii) certified copies of resolutions adopted by ACO's board of directors and ACO's Stockholders authorizing the Acquisition and all related matters described herein;

         (iv) certificate from the jurisdiction of incorporation of ACO dated at or about the Closing Date that ACO is in good standing under the laws of said state;

          (v)    opinion of ACO's counsel as described in Section 11(1) above;

         (vi) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

        (vii)    resignation of the existing officer and director of ACO;

       (viii)    all corporate and financial records of ACO; and

         (ix) all other items, the delivery of which is a condition precedent to the obligations of OCC, as set forth in Section 12 hereof.

     16. FINDER'S FEES. ACO, represents and warrants to OCC, and OCC represents and warrants to ACO that neither of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby other than the arrangements described in Section 5(d) hereof. In this regard, ACO, on the one hand, and OCC on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability other than as disclosed herein.

     17.  MISCELLANEOUS.

     (a) FURTHER ASSURANCES. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     (b) WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     (c) AMENDMENT. This Agreement may be amended only in writing as agreed to by all parties hereto.

     (d) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

     (e) HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

     (h) BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

     (i) ENTIRE AGREEMENT. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction.

There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

     (j)  TIME: Time is of the essence.

     (k) SEVERABILITY. If any part of this Agreement is deemed to be unforseeable the balance of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                        ARIANNE CO.

                                        By: /s/ Lisa D. Ryan
                                            ----------------------------------
                                            Lisa D. Ryan, President

                                        /s/ Lisa D. Ryan
                                        --------------------------------------
                                        Lisa D. Ryan, Individually


                                        ONE COMMERCE CORPORATION

                                        By: /s/ David B. Carolan
                                           -----------------------------------
                                           David Carolan, President


                                        STOCKHOLDERS OF ONE COMMERCE
                                        CORPORATION

                                        /s/ David B. Carolan
                                        -----------------------------------
                                        David Carolan


                                        /s/ Gil Lozano
                                        -----------------------------------
                                        Gil Lozano


                                        /s/ John Baker Welch
                                        -----------------------------------
                                        John Baker Welch

                                     EXHIBIT "A"


                       TO AGREEMENT AND PLAN OF REORGANIZATION

                               LIST OF OCC STOCKHOLDERS

Shareholder of OneCommerce as of 3/15/99

                                                                                                            Total Shs      Shs
         Name                           Address                                 #     Qty.      Date        One Comm    Arianne Co
1.  Gil Lozano             2907 Grenn Run San antonio, Tx 78231                 31      18000   11/27/97    5,002,200   4,573,697
    Gil Lozano             2907 Grenn Run San antonio, Tx 78231                 32    2547000    10/1/98
2.  Phillip Galtan         16500 Henderson pass #1402 San Antonio, Tx. 78232    33      45000   10/31/98       45,000      41,145
3.  Jonathan T. Casser     16500 Henderson pass #208 San Antonio, Tx. 78232     34      45000   10/31/98       45,000      41,145
4.  Chrystal M. Galtan     16500 Henderson pass #1402 San Antonio, Tx. 78232    35      45000   10/31/98       45,000      41,145
5.  Greg Mongolls          540 Glendale Ave. Glenridge, Ill. 60137              36      93798   10/31/98       93,798      85,763
6.  Philip Gruenwald       376 South State St. Elgin, Ill. 60120                37      42678   10/31/98       71,874      65,717
7.  John B. Welch          One Clyde St. Golf, Ill. 60029                       38     202104   10/31/98    1,644,732   1,503,839
8.  Annette Duncovick      765 Berkley Ave. Elmhurst, Ill. 60126                39      90090   10/31/98       90,090      82,370
9.  David Baum             2424 Lincoln St. Evenston, Ill. 60201                40     213462   10/31/98      333,252     304,705
10. Mike Gagilardo         1015 Forrest View Ln. Glenview, Ill. 60025           41     257868   10/31/98      437,868     400,355
11. James B. Carolan       1114 Linwood Dr. Wharton, Tx 77488                   42      90000   10/31/98       90,000      82,291
    Gil Lozano             2907 Grenn Run San antonio, Tx 78231                 43     585000   12/31/98
12. David Carolan          555 IH 35 S. New Braunfels, Tx 78130                 44    4725000   12/31/98    7,106,400   6,497,644
    David Carolan          555 IH 35 S. New Braunfels, Tx 78130                 45    2381400   12/31/98
    John B. Welch          One Clyde St. Golf, Ill 60029                        46    1058400   12/31/98
    Gil Lozano             2907 Grenn Run San antonio, Tx 78231                 47    1852200   12/31/98
    David M. Baum          2424 Lincoln St. Evenston, Ill. 60201                48     119790    1/15/99
    Phil Gruenwald         376 South State St. Elgin, Ill. 60120                49      29196    1/15/99
    John B. Welch          One Clyde St. Golf Ill. 60029                        50      45000    1/15/99
    Mike Gagilardo         1015 Forrest View Ln. Glenview, Ill. 60025           51     180000    1/15/99
    John B. Welch          One Clyde St. Golf Ill. 60029                        52      45000    1/15/99
    John B. Welch          One Clyde St. Golf Ill. 60029                        53     294228     3/1/99
13. Thomas H. Dittmer      C/O Refco Group One World Financial Center           54     300096    3/15/99      300,096     274,380
                           Twr.A 200 Liberty St. 22nd Fl. New York, N.Y. 10281
14. Harry M. Howell        12995 South Cleveland Ave. Suite 219                 55     300096    3/15/99      300,096     274,380
                           Pinebrook, Ft. Myers, Fla. 33907                          --------              ----------  ----------
                                                                                     15605406              15,605,406  14,268,600

                                                            ratio .914336993

                                     EXHIBIT "B"

                       To Agreement and Plan of Reorganization

                    FORM OF AMENDMENT TO ARTICLES OF INCORPORATION

                               CERTIFICATE OF AMENDMENT
                           TO THE ARTICLES OF INCORPORATION
                                          OF
                                     ARIANNE CO.

     Pursuant to the applicable provisions of the Nevada Business
Corporations Act, Arianne Co. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST:      The present name of the Corporation is Arianne Co.

     SECOND:     The following amendments, to its Articles of Incorporation were adopted by the board of directors and by majority consent of shareholders of the Corporation in the manner prescribed by applicable law.

     (1)  The Article entitled ARTICLE I - NAME, is amended to read as follows:

                              ARTICLE I - NAME

     The name of the corporation shall be: One E-Commerce Corporation

     (2) The Article entitled ARTICLE IV - STOCK, is amended to read as follows:

                                   ARTICLE IV STOCK

     COMMON. The aggregate number of common shares which this Corporation shall have authority to issue is 50,000,000 shares of Common Stock having a par value of $.001 per share. All common stock of the Corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid common stock of this Corporation shall not be liable to any further call or assessment.

     PREFERRED. The Corporation shall be authorized to issue 500,000 shares of Preferred Stock having a par value of $.001 per share and with such rights, preferences and designations determined by the board of directors.

     THIRD:      The Corporation has effectuated, effective with the
commencement of business on Wednesday, March 31, 1999, a 1.8 to 1 forward stock split as to its shares of common stock outstanding as of the opening of business on Tuesday, March 30, 1999, which increases the outstanding shares as of that date from 416,666 shares to 750,000 shares. The reverse split shall not change the number of shares of Common Stock authorized for issuance by the Corporation.

     FOURTH:     The number of shares of the Corporation outstanding and
entitled to vote at the time of the adoption of said amendment was 5,375,000.

     FIFTH:      The number of shares voted for such amendments was 5,294,400
(98.5%) and no shares were voted against such amendment.

     DATED this ___ day of March, 1999.

                              ARIANNE CO.


                              By:
                                 ------------------------------------
                              Lisa D. Ryan, President/Secretary


                                     VERIFICATION


STATE OF UTAH            )
                         : ss.
COUNTY OF SALT LAKE      )

     The undersigned being first duly sworn, deposes and states: that the undersigned is the President of Arianne Co., that the undersigned has read the Certificate of Amendment and knows the contents thereof and that the same contains a truthful statement of the Amendment duly adopted by the board of directors and stockholders of the Corporation.



                                 ------------------------------------
                                 Lisa D. Ryan, President

STATE OF UTAH       )
                    :ss.
COUNTY OF SALT LAKE )


     Before me the undersigned Notary Public in and for the said County and State, personally appeared the President and Secretary of Arianne Co., a Nevada corporation, and signed the foregoing Articles of Amendment as her own free and voluntary acts and deeds pursuant to a corporate resolution for the uses and purposes set forth.

     IN WITNESS WHEREOF, I have set my hand and seal this ___ day of March, 1999.



                                 ------------------------------------
                                 NOTARY PUBLIC


Notary Seal:

                                     EXHIBIT "C"

                       TO AGREEMENT AND PLAN OF REORGANIZATION

                              FORM OF INVESTMENT LETTER

                                  INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF ARIANNE CO. ("CORPORATION")

     The undersigned hereby represents to the Corporation, that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

     The undersigned acknowledges that he has been afforded access to disclosure documents and information regarding the Corporation as requested by the undersigned.

     The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being purchased. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information set forth in the documents referred to above.

     The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

     The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the undersigned regarding registration of the Securities or compliance with any exemption under the Act.

     By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment by me in the Securities.

     I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities.

     My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

     Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

                              Very truly yours,



                              --------------------------------------

                              Date: ______________, 1999